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                        PROVIDENT BANKSHARES CORPORATION



                               Power of Attorney
                               _________________



     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the

"Company"), hereby appoints Carl W. Stearn, James R. Wallis, and R.

Wayne Hall, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others,

his or her attorney-in-fact and agent for the following purposes:

     1.   To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual

Report on Form 10-K for the Company pursuant to Section 13 of the

Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the "Form 10-K").

     2.   To file or cause to be filed the Form 10-K with the

Securities and Exchange Commission;

     3.   To take all such other action as any such attorney-in-fact,

or his substitute, may deem necessary or desirable in connection with

Form 10-K.

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     This power of attorney shall continue in full force and effect unitl revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ Carl W. Stearn                               December 20, 1995
____________________________
Carl W. Stearn


/s/ Peter M. Martin                              December 20, 1995
____________________________
Peter M. Martin


/s/ James R. Wallis                              December 20, 1995
____________________________
James R. Wallis



____________________________                     December 20, 1995
R. Wayne Hall


/s/ Robert B. Barnhill, Jr.                      December 20, 1995
____________________________
Robert B. Barnhill, Jr.


/s/ Melvin A. Bilal                              December 20, 1995
____________________________
Melvin A. Bilal


/s/ Dr. Calvin W. Burnett                        December 20, 1995
____________________________
Dr. Calvin W. Burnett


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/s/ Charles W. Cole                              December 20, 1995
____________________________
Charles W. Cole


/s/ M. Jenkins Cromwell, Jr.                     December 20, 1995
____________________________
M. Jenkins Cromwell, Jr.


/s/ Pierce B. Dunn                               December 20, 1995
____________________________
Pierce B. Dunn


/s/ Clivie C. Haley, Jr.                         December 20, 1995
____________________________
Clivie C. Haley, Jr.


/s/ Mark K. Joseph                               December 20, 1995
____________________________
Mark K. Joseph


/s/ Norman J. Louden                             December 20, 1995
____________________________
Norman J. Louden


/s/ Ronald L. Mason, Sr.                         December 20, 1995
____________________________
Ronald L. Mason, Sr.


/s/ Sister Rosemarie Nassif                      December 20, 1995
____________________________
Sister Rosemarie Nassif


/s/ C. William Pacy                              December 20, 1995
____________________________
C. William Pacy

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/s/ Francis G. Riggs                             December 20, 1995
____________________________
Francis G. Riggs


/s/ Shelia K. Riggs                              December 20, 1995
____________________________
Shelia K. Riggs


/s/ Thomas J.S. Waxter, Jr.                      December 20, 1995
____________________________
Thomas J.S. Waxter, Jr.